Prospectus

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND - CLASS A, CLASS B AND CLASS C
FRANKLIN MIDCAP GROWTH FUND - CLASS A

INVESTMENT STRATEGY     GROWTH

SEPTEMBER 1, 1999 AS AMENDED MAY 1, 2000






















[Insert Franklin Templeton Ben Head]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Franklin Blue Chip Fund

10  Franklin MidCap Growth Fund

18  Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

19 Choosing a Share Class

24 Buying Shares

26 Investor Services

29 Selling Shares

31 Account Policies

34 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[END CALLOUT]

Back Cover




FRANKLIN BLUE CHIP FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of blue chip companies located in the U.S.

For purposes of the fund's investments, blue chip companies are well-established companies with a record of growth in earnings, revenue, or EBITDA (earnings before interest, taxes, depreciation and amortization) relative to other companies in their respective industries. These companies generally dominate or are expected to dominate their respective industries and have a reputation for quality management as well as superior products and services.

[Begin callout]
The fund invests primarily in blue chip companies' common stocks.
[End callout]

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, preferred stocks, convertible securities and warrants. The fund tries to be fully invested at all times in equity securities, and it invests primarily in common stocks.

In choosing equity investments, the fund's manager focuses on companies that have a sustainable competitive advantage, a strong financial record, and a market capitalization of more than $1 billion. The manager searches for investments across a large number of industries. The fund intends to limit its investment in foreign securities not publicly traded in the U.S. to 10% of total assets. This may include companies in developed or emerging markets.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in blue chip companies' common stocks.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin call out]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End call out]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

COMPANY. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.

CURRENCY To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

More detailed information about the fund, its policies, and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]



[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past three calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

           7.45%                      18.24%                    34.62%
---------------------------------------------------------------------------
            97                          98                        99

                                      YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 20.63%

WORST QUARTER:
Q3 '98 -10.85%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                SINCE INCEPTION
                                  1 YEAR           (6/3/96)
-----------------------------------------------------------------

Franklin Blue Chip Fund 2            26.87%          16.00%
S&P 500 Index 3,4                    21.04%          26.58%
MSCI World Index 4,5                 25.34%          20.33%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year to date return was 7.01% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. The S&P 500 Index is replacing the MSCI World Index as the fund's benchmark. The manager believes the composition of the S&P 500 Index provides a more appropriate comparison to the fund's current portfolio because the fund now has a more domestic focus. The MSCI World Index may be excluded from this comparison in the future.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A       CLASS B 1    CLASS C 1
-------------------------------------------------------------------------------

Maximum sales charge (load) as a          5.75%        4.00%        1.99%
percentage of offering price
 Load imposed on purchases                5.75%        None         1.00%
 Maximum deferred sales charge (load)    None 2        4.00% 3      0.99% 4
Exchange fee 5                           $5.00         $5.00        $5.00

Please see "Choosing a Share Class" on page 19 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                CLASS A    CLASS B 1   CLASS C 1
--------------------------------------------------------------------------------

Management fees 6                               0.75%      0.75%       0.75%
Distribution and service (12b-1) fees           0.30%      1.00%       1.00%
Other expenses                                  0.46%      0.46%       0.46%
                                                ================================
Total annual fund operating expenses 6          1.51%      2.21%       2.21%
                                                ================================

1. The fund began offering Class B and C shares on February 1, 2000. Annual fund operating expenses for Class B and C are based on the expenses for Class A for the fiscal year ended April 30, 1999. The distribution and service (12b-1) fees are based on the maximum fees allowed under the respective Rule 12b-1 plan for Class B and C.
2. Except for investments of $1 million or more (see page 19) and purchases by certain retirement plans without an initial sales charge. 3.Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for market timers (see page 32).
6. For the fiscal year ended April 30, 1999, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.49% and total annual fund operating expenses were 1.25% for Class A, and would have been 1.95% for Class B and C. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A                                   $7201   $1,026    $1,353    $2,277

CLASS B                                   $624    $991      $1,385    $2,3672

CLASS C                                   $420    $784      $1,273    $2,619

If you do not sell your shares:

CLASS B                                   $224    $691      $1,185    $2,3672

CLASS C                                   $322    $784      $1,273    $2,619

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

SALLY EDWARDS HAFF, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Haff has been a manager of the fund since 1999. She joined the Franklin Templeton Group in 1986.

ALYSSA RIEDER, PORTFOLIO MANAGER OF ADVISERS

Ms. Rieder has been a manager of the fund since 1999. She joined the Franklin Templeton Group in 1998. Previously, she was in financial management roles at
T. Rowe Price Associates, Inc. and YFA.

The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended April 30, 1999, management fees, before any advance waiver, were 0.75% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.49% of its average daily net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                                  YEAR ENDED APRIL 30,
                                SIX MONTHS    1999      1998      1997 1
                                  ENDED
                               OCTOBER 31,
                                   1999
                               (UNAUDITED)4

PER SHARE DATA ($)
Net asset value, beginning of       14.41        12.46     10.85   10.00
year
                               -------------------------------------------
 Net investment income                          .04       .09   .09
 Net realized and unrealized      1.08         1.97      1.67   .82
gains
                               -------------------------------------------
Total from investment             -            2.01      1.76   .91
operations
                               -------------------------------------------
 Distributions from net           -            (.06)     (.06)  (.06)
investment income
 Distributions from net           -            -         (.09)  -
realized gains
                               -------------------------------------------
Total distributions               -            (.06)     (.15)  (.06)
                               -------------------------------------------
Net asset value, end of year     15.49        14.41     12.46   10.85
                               ===========================================
Total return (%) 2                7.49        16.18     16.41   9.14

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          74,779       54,880    16,836    5,600
Ratios to average net assets:
(%)
 Expenses                         1.25 3       1.25      1.25   1.25 3
 Expenses excluding waiver        1.39 3       1.51      1.95   2.22 3
and payments by affiliate
 Net investment income                          .55      1.04   1.07 3
 Net investment loss              (.06) 3
Portfolio turnover rate (%)      29.38        35.74     57.67   11.14

1. For the period June 3, 1996 (effective date) to April 30, 1997.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. Based on average shares outstanding




FRANKLIN MIDCAP GROWTH FUND

PROPOSED MERGER

On February 15, 2000, Franklin Strategic Series' Board of Trustees approved a proposal to merge the Franklin MidCap Growth Fund into the Franklin California Growth Fund, subject to shareholder approval. The investment goal of Franklin MidCap Growth Fund is long-term capital growth. The investment goal of Franklin California Growth Fund is capital appreciation. These goals are fundamental, which means they may not be changed without shareholder approval. The board believes this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Franklin MidCap Growth Fund will receive a proxy and proxy statement requesting their votes on the merger.

Franklin MidCap Growth Fund was closed to new investors after the close of business on March 6, 2000. If you were a shareholder of record as of the close of business on March 6, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by Franklin MidCap Growth Fund's shareholders. If the merger is approved by Franklin MidCap Growth Fund's shareholders, the Franklin MidCap Growth Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin MidCap Growth Fund or to reopen your account in the Franklin MidCap Growth Fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in Class A shares of most of the other Franklin Templeton Funds within 365 days without an initial sales charge.

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS The fund normally invests primarily in equity securities of mid-cap growth companies located in the U.S.

[Begin callout]
The fund invests primarily in U.S. mid-cap growth companies' equity securities.
[End callout]

For purposes of the fund's investments, mid-cap growth companies include companies with market capitalization of $1 to $8 billion that the manager believes are positioned for rapid growth in revenues or earnings and assets, characteristics that may provide for significant capital appreciation.

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, preferred stocks, convertible securities and warrants. The fund tries to be fully invested at all times in equity securities, and its principal investments are in common stocks.

In choosing equity investments, the fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in U.S. mid-cap growth companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

MID-CAP COMPANIES Historically, mid-cap company securities have been more volatile in price than large company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of mid-cap companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of mid-cap companies to changing economic conditions.

In addition, mid-cap companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Mid-cap companies involve greater risks than larger, more established companies and should be considered speculative.

Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund invests in growth stocks, its share price may be more volatile than other types of investments.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

More detailed information about the fund, its policies, and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]




[Insert graphic of bull and bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past six calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1


    -2.90%        33.08%       23.46%       17.43%        -1.84%       54.32%
--------------------------------------------------------------------------------
      94            95           96           97            98           99
                                      YEAR

[Begin callout]
BEST QUARTER:
Q4 '99
46.08%

WORST QUARTER:
Q3 '98
-23.19%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                         SINCE
                                                                      INCEPTION
                                         1 YEAR        5 YEARS      (8/17/93)
--------------------------------------------------------------------------------

Franklin MidCap Growth Fund 2              45.44%       22.47%        17.57%
S&P 500 Index 3                            21.04%       28.56%        22.66%
S&P MidCap 400 Index 4                     14.72%       23.05%        18.03%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year to date return was 17.77%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
June 1, 1996, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) as a percentage of          5.75%
offering price
 Load imposed on purchases                              5.75%
 Maximum deferred sales charge (load)                  None 1
Exchange fee 2                                         $5.00


Please see "Choosing a Share Class" on page 19 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees                                        0.65%
Distribution and service (12b-1) fees                  0.26%
Other expenses                                         0.33%
Total annual fund operating expenses                   1.24%


1. Except for investments of $1 million or more (see page 19) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for market timers (see page 32).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; o The fund's operating expenses remain the same; and o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR          3 YEARS         5 YEARS        10 YEARS
-----------------------------------------------------------------
     $694 1            $946           $1,217          $1,989

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94403, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The fund's portfolio manager is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS

Mr. Jamieson has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1987.

The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended April 30, 1999, the fund paid 0.65% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

                                              YEAR ENDED APRIL 30,
                           SIX MONTHS   1999   1998    1997   1996   1995
                            ENDED
                          OCTOBER 1,
                            1999
                          (UNAUDITED) 3

PER SHARE DATA ($)
Net asset value,
 beginning of year             16.15     17.44   13.34  14.24  10.81  10.05
                               -----     -----   -----  -----  -----  -----
 Net investment income          (.02)      .04    -      (.02)   .18    .21
(loss)
 Net realized and
unrealized
 gains (losses)                 2.18     (1.17)   4.66    .93   3.59    .77
                                ----     ------   ----    ---   ----    ---
Total from investment
operations                      2.16     (1.13)   4.66    .91   3.77    .98
                                ----     ------   ----    ---   ----    ---
 Distributions from net
 investment income              (.02)     -       -      (.05)  (.21)  (.20)
 Distributions from net
 realized gains                 (.02)     (.16)   (.56) (1.76)  (.13)  (.02)
                                -----     -----   ----- ------  -----  -----
Total distributions             (.04)     (.16)   (.56) (1.81)  (.34)  (.22)
                                -----     -----   ----- ------  -----  -----
Net asset value, end of
year                           18.27     16.15   17.44  13.34  14.24  10.81
                               =====     =====   =====  =====  =====  =====
Total return (%) 1             13.41     (6.36) 35.53     6.31 35.40  10.06

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year      40,535    33,901  29,864   12,853  7,575   5,591
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                       1.24 2    1.24   1.17     1.07   .16   -
 Expenses excluding
waiver and
 payments by affiliate          -         1.24   1.17     1.07   .96    .98
 Net investment income          (.24) 2    .30   (.03)    (.22) 1.42   2.12
(loss)
Portfolio turnover rate        33.79     59.97  50.16   76.35  102.65 163.54
(%)

1. Total return does not include sales charges.
2. Annualized.
3. Based on average shares outstanding.

[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee any fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each fund's distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Backup Withholding

[Begin callout]
By law, a fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your fund shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

Each class of the Blue Chip Fund has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The MidCap Fund only offers Class A shares. It is closed to new investors.

                         CLASS B (BLUE CHIP      CLASS C (BLUE CHIP
 CLASS A                 FUND ONLY)              FUND ONLY)
-------------------------------------------------------------------------
o  Initial sales         o  No initial sales     o  Initial sales
   charge of 5.75% or       charge                  charge of 1%
   less

o  Deferred sales        o  Deferred sales       o  Deferred sales
   charge of 1% on          charge of 4% on         charge of 1% on
   purchases of $1          shares you sell         shares you sell
   million or more sold     within the first        within 18 months
   within 12 months         year, declining to
                            1% within six years
                            and eliminated
                            after that

o  Lower annual          o  Higher annual        o  Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.

   THE BLUE CHIP FUND BEGAN OFFERING CLASS B AND C SHARES ON FEBRUARY 1, 2000.


SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                   MAKES UP THIS % OF  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $50,000                             5.75                  6.10
$50,000 but under $100,000                4.50                  4.71
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 22) you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 21).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Blue Chip Fund and MidCap Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN          THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM       YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 YEAR                                            4
2 YEARS                                           4
3 YEARS                                           3
4 YEARS                                           3
5 YEARS                                           2
6 YEARS                                           1
7 YEARS                                           0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 21). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE   YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                  1.00                 1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.75% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 27 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares of Blue Chip Fund without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

The MidCap Fund is closed to new investors. If you were a shareholder of record as of the close of business on March 6, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions.

MINIMUM INVESTMENTS
---------------------------------------------------------------------------
                                              INITIAL       ADDITIONAL
---------------------------------------------------------------------------
Regular accounts                              $1,000        $50
---------------------------------------------------------------------------
Automatic investment plans                    $50 ($25 for  $50 ($25 for
                                              an Education  an Education
                                              IRA)          IRA)
---------------------------------------------------------------------------
UGMA/UTMA accounts                            $100          $50
---------------------------------------------------------------------------
Retirement accounts                           no minimum    no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
---------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                          $250          $50
---------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250          $50
---------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members
                                              $100          $50
---------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.




ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
------------------------------------------------------------------------------
                          OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of hands  Contact your investment    Contact your investment
shaking]                  representative             representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of        Make your check payable    Make your check payable to
envelope]                 to the fund.               the fund. Include your
                                                     account number on the
BY MAIL                   Mail the check and your    check.
                          signed application to
                          Investor Services.         Fill out the deposit slip
                                                     from your account
                                                     statement. If you do not
                                                     have a slip, include a
                                                     note with your name, the
                                                     fund name, and your
                                                     account number.

                                                     Mail the check and deposit
                                                     slip or note to Investor
                                                     Services.
-------------------------------------------------------------------------------
[Insert graphic of three  Call to receive a wire     Call to receive a wire
lightning bolts]          control number and wire    control number and wire
                          instructions.              instructions.
BY WIRE
                          Wire the funds and mail    To make a same day wire
                          your signed application    investment, please call us
1-800/632-2301            to Investor Services.      by 1:00 p.m. Pacific time
(or 1-650/312-2000        Please include the wire    and make sure your wire
collect)                  control number or your     arrives by 3:00 p.m.
                          new account number on the
                          application.

                          To make a same day wire
                          investment, please call
                          us by 1:00 p.m. Pacific
                          time and make sure your
                          wire arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two    Call Shareholder Services  Call Shareholder Services
arrows pointing in        at the number below, or    at the number below or our
opposite directions]      send signed written        automated TeleFACTS
                          instructions. The          system, or send signed
BY EXCHANGE               TeleFACTS system cannot    written instructions.
                          be used to open a new
TeleFACTS(R)              account.                   (Please see page 27 for
1-800/247-1753                                       information on exchanges.)
(around-the-clock         (Please see page 27 for
access)                   information on exchanges.)

--------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of person with headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a fund automatically by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
32).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that if you sell all the shares in your MidCap Fund account, your MidCap Fund account will be closed and you will not be able to buy additional MidCap Fund shares or to reopen your MidCap Fund account.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares o you want your proceeds paid to someone who is not a registered owner o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.




SELLING SHARES
------------------------------------------------------------------------------
                                     TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
[Insert graphic of hands shaking]    Contact your investment representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE

-------------------------------------------------------------------------------
[Insert graphic of envelope]         Send written instructions and endorsed
                                     share certificates (if you hold share
BY MAIL                              certificates) to Investor Services.
                                     Corporate, partnership or trust accounts may need to send additional documents.

                                     Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                     A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

-------------------------------------------------------------------------------
[Insert graphic of phone]            As long as your transaction is for
                                     $100,000 or less, you do not hold share
BY PHONE                             certificates and you have not changed your
                                     address by phone within the last 15 days,
1-800/632-2301                       you can sell your shares by phone.

                                     A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

-------------------------------------------------------------------------------
[Insert graphic of three lightning   You can call or write to have redemption
bolts]                               proceeds sent to a bank account. See the
                                     policies above for selling shares by mail or phone.

                                     Before requesting to have redemption
ELECTRONIC FUNDS TRANSFER (ACH)      proceeds sent to a bank account, please
                                     make sure we have your bank account
                                     information on file. If we do not have
                                     this information, you will need to send
                                     written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                                     If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

-------------------------------------------------------------------------------
[Insert graphic of two arrows        Obtain a current prospectus for the fund
pointing in opposite directions]     you are considering.

BY EXCHANGE                          Call Shareholder Services at the number
                                     below or our automated TeleFACTS system,
TeleFACTS(R)                           or send signed written instructions. See
1-800/247-1753                       the policies above for selling shares by
(around-the-clock                    mail or phone.
access)
                                     If you hold share certificates, you will
                                     need to return them to the fund before your
                                     exchange can be processed.
-------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                    ---           4.00            2.00
Investment under $50,000          5.00          ---             ---
$50,000 but under $100,000        3.75          ---             ---
$100,000 but under $250,000       2.80          ---             ---
$250,000 but under $500,000       2.00          ---             ---
$500,000 but under $1 million     1.60          ---             ---
$1 million or more                up to 1.00 1  ---             ---
12B-1 FEE TO DEALER               0.25 2        0.25 3          1.00 4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Each fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.



FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com




You also can obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6243                             BCMCG P 05/00